===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

===============================================================================


                                    FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 26, 1999



                         Northern States Power Company
               (Exact Name of Registrant as Specified in Charter)


       Minnesota                   1-3034                   41-0448030
    (State or Other        (Commission File Number)       (IRS Employer
    Jurisdiction of                                    Identification No.)
     Incorporation)


                     414 Nicollet Mall                        55401
                  Minneapolis, Minnesota                    (Zip Code)
         (Address of Principal Executive Offices)



                                 (612) 330-5500
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

Exhibit 99.1 hereto contains presentation materials used at analysts' meetings in connection with the announcement by Northern States Power Company, a Minnesota corporation ("NSP"), and New Century Energies, Inc., a Delaware corporation ("NCE"), of the execution of an Agreement and Plan of Merger, dated as of March 24, 1999, by and between NSP and NCE, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

     (c)  Exhibits

          Exhibit 99.1   Analyst Meeting Presentation Materials.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHERN STATES POWER COMPANY
                                        (a Minnesota Corporation)


                                        By  /s/ John P. Moore, Jr.
                                            ---------------------------
                                            John P. Moore, Jr.
                                            Corporate Secretary



Dated: March 29, 1999

                                INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                                  DESCRIPTION

          99.1           Analyst Meeting Presentation Materials.